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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                 April 4, 2003



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)





           Delaware                           0-19969                            71-0673405
 ------------------------------        ----------------------         ---------------------------------
 State or other jurisdiction of        Commission File Number         (IRS Employer Identification No.)
 incorporation or organization




                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000



    (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)



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ITEM 5. OTHER EVENTS.

           On April 4, 2003, Arkansas Best Corporation (the "Company") entered into an Amendment to First Amended and Restated Rights Agreement between the Company and LaSalle Bank National Association, as the Rights Agent (the "Amendment"). The purpose of the Amendment is to address the impact of acquisitions of common stock of the Company by the Company by amending the definition of "Acquiring Person" so that, from and after January 22, 2003, a person will not be deemed an Acquiring Person under the Restated Rights Agreement as a result of an acquisition of common stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to 15% or more of the common stock of the Company then outstanding; provided, however, that, if a person shall become the beneficial owner of 15% or more of the common stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company and at a time when such person is the beneficial owner of 15% or more of the common stock of the Company then outstanding (as such number has most recently been disclosed by the Company in any filing with the Securities and Exchange Commission or other widely disseminated public disclosure) become the beneficial owner of any additional common stock of the Company, then such person shall be deemed to be an "Acquiring Person."

ITEM 7. EXHIBITS.

           4.1 First Amended and Restated Rights Agreement, dated as of May 1, 2001 between Arkansas Best Corporation and Computershare Investor Services, LLC, as Rights Agent (including exhibits thereto). (Previously filed as Exhibit 4.1 to the Form 8-A/A Amendment No. 2 filed with the Commission on May 16, 2001, Commission File No. 000-10069, and incorporated herein by reference).

           4.2 Amendment to First Amended and Restated Rights Agreement, dated as of April 4, 2003 between Arkansas Best Corporation and LaSalle Bank National Association, as Rights Agent. (Previously filed as Exhibit 4.2 to the Form 8-A/A Amendment No. 3 filed with the Commission on April 4, 2003, Commission File No. 000-10069, and incorporated herein by reference)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ARKANSAS BEST CORPORATION
                                             (Registrant)


Date:  April 4, 2003                         /s/ Richard F. Cooper
                                             ----------------------------------
                                             Richard F. Cooper
                                             Vice President and General Counsel